UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 21, 2016 (January 21, 2016)

Federal Home Loan Bank of Cincinnati

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51399	31-6000228
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Atrium Two, P.O. Box 598, Cincinnati, Ohio		45201-0598
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 513-852-7500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 21, 2016, the Board of Directors (the “Board”) of the Federal Home Loan Bank of Cincinnati (the “FHLB”) adopted and approved amended and restated bylaws (the “Amended Bylaws”), which became effective immediately upon their adoption. The Board adopted the Amended Bylaws primarily to select Ohio corporate law as the applicable law with regard to indemnification and corporate governance matters in compliance with a recently promulgated rule of the Federal Housing Finance Agency.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Company’s Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1	Bylaws of the Federal Home Loan Bank of Cincinnati (as amended through January 21, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Cincinnati

January 25, 2016	By:	Andrew S. Howell
	Name:	Andrew S. Howell
	Title:	President and Chief Executive Officer